Exhibit 10.2

EXCLUSIVE LICENSE AGREEMENT

AMENDMENT #1

This Amendment (“Amendment”), effective as of May 11, 2022 (Effective Date), amends that certain Exclusive License Agreement of January 27, 2020 by and between Blue Water Vaccines, Inc. (Company) and St. Jude Children’s Research Hospital, Inc. (St. Jude) (the “License Agreement”).

WHEREAS the parties wish to revise the term of the License Agreement to include the inventions disclosed in provisional patent application number 63/329,083, filed April 8, 2022, titled “Vaccine Compositions and Methods for Reducing Transmission of Pathogens” (St. Jude File No. SJ-22-0020), developed by St. Jude;

NOW THEREFORE, in consideration of the above, the Parties agree that the following terms will apply.

Article 1.9 shall be revised to read:

1.9 “PATENT RIGHTS” shall mean U.S. provisional patent application no. 61/537,290, titled “Live, Attenuated Streptococcus Pneumoniae Strain and Vaccine for Protection Against Pneumococcal Disease” filed on September 21, 2011, which issued as US patent number 9,265,819 on February 23, 2016 and U.S. provisional patent application no. 62/817,748 filed March 13, 2019 and U.S. provisional patent application no. 63/329,083 titled “Vaccine Compositions and Methods for Reducing Transmission of Pathogens” filed April 8, 2022 owned by LICENSOR and all invention(s) disclosed and claimed therein (“INVENTION”), and any issued patents, divisions, continuations, continuations-in-part to the extent that the claims are directed to subject matter described in the above-referenced patent applications and are entitled to the priority date of the existing PATENT RIGHTS, reexaminations, substitutions, renewals, restorations, additions or registrations thereof, as well as non-United States counterparts thereof and extensions and supplementary protection certificates thereon.

EXHIBIT A shall be revised to read:

EXHIBIT A

LICENSE FEE & ROYALTIES

1.	License Fee: The initial license fee due under Paragraph 3.1 within thirty (30) days of the EFFECTIVE DATE is fifteen thousand US dollars ($15,000). A first amendment fee of five thousand US dollars ($5,000) is due within thirty (30) days of the Effective Date of this Amendment #1.

2.	Annual Maintenance Fee: The annual maintenance fee pursuant to Paragraph 3.2 is ten thousand US dollars ($10,000) per year, beginning on the first anniversary of the effective date of the license.

3.	Royalties: The running royalty rate payable under Paragraph 3.3 is five percent (5%).

In the event COMPANY is required to enter into one or more third party license agreements to practice Patent Rights, the royalty payments due LICENSOR may be reduced by a percentage equal to half of that paid to such third party. However, in no event shall the milestone payments due to LICENSOR be reduced by more than one half of the original royalty percentage.

SUBLICENSE CONSIDERATION: COMPANY shall pay LICENSOR Fifteen percent (15%) of any SUBLICENSE CONSIDERATION.

EXHIBIT B shall be revised to read:

EXHIBIT B

DEVELOPMENTAL MILESTONES & MILESTONE PAYMENTS

1.	Developmental Milestones: Developmental Milestones by COMPANY for a LICENSED PRODUCT in accord with Paragraph 5.3 are as follows:

Complete IND enabling study	2022/2023
Initiate animal toxicology study	last half 2022
File IND	last half 2023
Complete PHASE I CLINICAL TRIAL	last half of 2024
Commence PHASE II CLINICAL TRIAL	2025
Commence PHASE III CLINICAL TRIAL	2027
Regulatory approval, US or foreign equivalent	2030-2032

2.	Milestone Payments: The Milestone Payments payable under Paragraph 3.5 are as follows:

Upon Commencement of PHASE III CLINICAL TRIAL	$300,000
Upon regulatory approval, US or foreign equivalent	$600,000
Upon FIRST COMMERCIAL SALE	$1,000,000

“Commence” or “Commencement” of either a PHASE I, PHASE II or PHASE III CLINCIAL TRIAL shall mean the dosing of the first patient in such PHASE I, PHASE II, or PHASE III CLINICAL TRIAL.

All other terms and conditions of the original Exclusive License Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first set forth above by their respective duly authorized offices.

BLUE WATER VACCINES, INC.

/s/ Joseph Hernandez		Date 5/10/2022
Name:	Joseph Hernandez
Title:	Chief Executive Officer

ST. JUDE CHILDREN’S RESEARCH HOSPITAL, INC.

/s/ J. Scott Elmer		Date
J. Scott Elmer
Director, Technology Licensing

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